OPPENHEIMER LIFESPAN INCOME FUND
      Two World Trade Center, New York, New York  10048-0203
                          1-800-525-7048

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON JUNE 9, 1998

To the Shareholders of Oppenheimer LifeSpan Income Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer LifeSpan Income Fund ("LifeSpan Income Fund"), a series of Oppenheimer Series Fund, Inc., a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on June 9, 1998, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or  disapprove  an Agreement  and Plan of  Reorganization  between
LifeSpan Income Fund and Oppenheimer Bond Fund ("Bond Fund") and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of LifeSpan Income Fund to Bond Fund in exchange for Class A, Class B and Class C shares of Bond Fund, (b) the distribution of such shares to the Class A, Class B and Class C shareholders of LifeSpan Income Fund in complete liquidation of LifeSpan Income Fund, and (c) the cancellation of the outstanding shares of LifeSpan Income Fund (the "Proposal" or the "Reorganization").

2. To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on March 17, 1998 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. LifeSpan Income Fund's Board of Directors recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,


Andrew J. Donohue, Secretary

April 6, 1998
-----------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                 OPPENHEIMER LIFESPAN INCOME FUND
       Two World Trade Center, New York, New York 10048-0203
                          1-800-525-7048

                          PROXY STATEMENT

                       OPPENHEIMER BOND FUND
            6803 South Tucson Way, Englewood, CO 80112
                          1-800-525-7048

                            PROSPECTUS

This Proxy Statement of Oppenheimer LifeSpan Income Fund ("LifeSpan Income Fund") relates to the Agreement and Plan of Reorganization (the "Reorganization Agreement")and the transactions contemplated thereby (the "Reorganization") between LifeSpan Income Fund and Oppenheimer Bond Fund ("Bond Fund"). This document also constitutes a Prospectus of Bond Fund included in a Registration Statement on Form N-14 filed by Oppenheimer Bond Fund with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of shares of Bond Fund to be offered to the shareholders of LifeSpan Income Fund pursuant to the Reorganization Agreement. LifeSpan Income Fund is located at Two World Trade Center, New York, New York 10048-0203 (telephone 1-800- 525-7048).

This Proxy Statement and Prospectus sets forth information about Bond Fund and the Reorganization that shareholders of LifeSpan Income Fund should know before voting on the Reorganization. A copy of the Prospectus for Bond Fund, dated April 30, 1997, is enclosed, and incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services, the transfer and shareholder servicing agent for Bond Fund and LifeSpan Income Fund, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for LifeSpan Income Fund, dated February 19, 1998, as supplemented on February 24, 1998 (ii) a Statement of Additional Information for LifeSpan Income Fund, dated February 19, 1998, and (iii) a Statement of Additional Information for Bond Fund, dated April 30, 1997. A Statement of Additional Information relating to the Reorganization, dated April 6, 1998 (the "Bond Fund Additional Statement") which is incorporated herein by reference and which contains more detailed information about Bond Fund and its management, has been filed with the SEC as part of the Bond Fund Registration Statement on Form N-14 and is available by written request to OppenheimerFunds Services at the same address listed above or by calling the toll-free number shown above.

Investors are advised to read and retain this Proxy Statement and
Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES   AND  EXCHANGE   COMMISSION   NOR  HAS  THE  COMMISSION
PASSED ON
THE    ACCURACY    OR   ADEQUACY    OF   THIS    PROSPECTUS.    ANY
REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.


This Proxy Statement and Prospectus is dated April 6, 1998

                         TABLE OF CONTENTS
                  PROXY STATEMENT AND PROSPECTUS
                                                            Page
Introduction...................................................
   General....................................................1
   Record Date; Vote Required; Share Information..............2
   Proxies....................................................4
   Costs of the Solicitation and the Reorganization...........5
Comparative Fee Tables........................................5
Synopsis......................................................9
   Parties to the Reorganization..............................9
   Shares to be Issued.......................................10
   The Reorganization      ..................................10
   Reasons for the Reorganization............................11
   Tax Consequences of the Reorganization....................11
   Investment Objectives and Policies........................11
   Investment Advisory and Distribution and Service Plan Fees..
   Purchases, Exchanges and Redemptions......................12
Principal Risk Factors.......................................13
Approval of the Reorganization (The Proposal)................16
   Reasons for the Reorganization............................16
   The Reorganization........................................18
   Tax Aspects of the Reorganization.........................19
   Capitalization Table (Unaudited)..........................21
Comparison Between LifeSpan Income Fund and
Bond Fund
   Investment Objectives and Policies........................22
   Permitted Investments By Both LifeSpan Income Fund
     and Bond Fund...........................................23
   Investment Restrictions...................................32
   Description of Brokerage Practices........................34
   Expense Ratios and Performance............................35
   Shareholder Services......................................35
   Rights of Shareholders....................................36
   Organization and History..................................38
   Management and Distribution Arrangements..................38
   Purchase of Additional Shares.............................40
   Dividends and Distributions...............................41
Method of Carrying Out the Reorganization ...................42
Additional Information.......................................44
   Financial Information.....................................44
   Public Information........................................44
Other Business...............................................45
Exhibit A - Agreement and Plan of Reorganization by and between
LifeSpan Income Fund and Bond Fund..........................A-1
Exhibit B - Average Annual Total Returns for the Period
Ended  12/31/97.............................................B-1

                 OPPENHEIMER LIFESPAN INCOME FUND
       Two World Trade Center, New York, New York 10048-0203
                          1-800-525-7048

                          PROXY STATEMENT

                       Oppenheimer Bond Fund
                       6803 South Tucson Way
                        Englewood, CO 80112
                          1-800-525-7048

                            PROSPECTUS

                  Special Meeting of Shareholders
                      to be held June 9, 1998

                           INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer LifeSpan Income Fund("LifeSpan Income Fund"), a series of Oppenheimer Series Fund, Inc. (the "Company"), a registered management investment company, in connection with the solicitation by the Board of Directors (the "Board") of proxies to be used at the Special Meeting of Shareholders of LifeSpan Income Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on June 9, 1998, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about April 14, 1998.

At the Meeting, shareholders of LifeSpan Income Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Company on behalf of LifeSpan Income Fund and Oppenheimer Integrity Funds (the "Trust") on behalf of Oppenheimer Bond Fund ("Bond Fund"), and the transactions contemplated thereby including (a) the transfer of substantially all the assets of LifeSpan Income Fund to Bond Fund in exchange for Class A, Class B and Class C shares of Bond Fund, (b) the distribution of such shares to the Class A, Class B and Class C shareholders of LifeSpan Income Fund in complete liquidation of LifeSpan Income Fund, and (c) the cancellation of the outstanding shares of LifeSpan Income Fund (the "Proposal" or the "Reorganization").

Bond Fund currently offers Class A shares with a sales charge imposed at the time of purchase. There is no initial sales charge on purchases of Class B or Class C shares; however, a contingent deferred sales charge may be imposed, depending on when the shares are sold. The Class A, Class B and Class C shares issued pursuant to the Reorganization will be issued at net asset value without a sales charge and no contingent deferred sales charge will be imposed on any LifeSpan Income Fund shares exchanged in the Reorganization. However, any contingent deferred sales charge which applies to LifeSpan Income Fund shares will continue to apply to Bond Fund shares received in the reorganization. Additional information with respect to these charges by Bond Fund is set forth herein, in the Prospectus of Bond Fund accompanying this Proxy Statement and Prospectus and in the Bond Fund Statement of Additional Information, both of which are incorporated herein by reference.

Commencing on or about April 17, 1998, Bond Fund will offer Class Y shares to certain institutional investors that have special arrangements with the Distributor. Bond Fund's Class Y shares are not offered to LifeSpan Income Fund shareholders in this proxy statement and prospectus nor is any description of them included herein.

Record Date; Vote Required; Share Information

The Board of Directors of the Company has fixed the close of business on March 17, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of the holders of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") of all of the Class A, Class B and Class C shares in the aggregate of LifeSpan Income Fund is required to approve the Reorganization. That level of vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of LifeSpan Income Fund will vote on the Reorganization. The vote of shareholders of Bond Fund is not being solicited.

At the close of business on the Record Date, there were 2,807,518.761 shares of LifeSpan Income Fund issued and outstanding, consisting of 2,719,106.304 Class A shares, 80,784.497 Class B shares and 7,627.960 Class C shares. At the close of business on the Record Date, there were 23,635,082.256 shares of Bond Fund issued and outstanding, consisting of 17,688,130.448 Class A shares, 4,918,437.965 Class B shares and 1,028,513.843 Class C shares. The presence in person or by proxy of the holders of a majority of the shares of all classes constitutes a quorum for the transaction of business at the Meeting. To the knowledge of LifeSpan Income Fund, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding shares except for MML, 1295 State Street, Springfield, MA 01111-0001, which owned of record 2,411,090.544 Class A shares of LifeSpan Income Fund as of such date (88.67% of the outstanding Class A shares of LifeSpan Income Fund); Bank of Boston Trust Rollover IRA For The Benefit Of Kathy R. Simkins, 314 W. 1700 S, Orem VT 84058-7542, which owned of record 11,771.850 Class B shares of LifeSpan Income Fund as of such date (14.57% of the outstanding Class B shares of LifeSpan Income Fund), Bank of Boston Trust IRA For The Benefit Of Frances L. Barnes; Harriman Hill Road, P.O. Box 362, Raymond, NH 03077-0362, which owned of record 5,597.535 Class B shares of LifeSpan Income Fund as of such date (6.92% of the outstanding Class B shares of LifeSpan Income Fund); Davie E. & Gail M. Tilton Joint Revocable Trust, 34 Wawayanda Road, Warwick, NY 10990-3339, which owned of record 5,300.664 Class B shares of LifeSpan Income Fund as of such date (6.56% of the outstanding Class B shares of LifeSpan Income Fund); Bank of Boston Custodian 403-B Plan For The Benefit Of Mildred H. Macnaughton, 507 Serrill Drive, Hatboro, PA 19040-1420, which owned of record 2,502.937 Class C shares of LifeSpan Income Fund as of such date (32.81% of the outstanding Class C shares of LifeSpan Income Fund); Beverly A. Filla Trust, Filla Irrevocable Trust For The Benefit Of Elizabeth Lynn Filla, 405 Bethany Court, Valley Park, MO 63088-2307, which owned of record 1,004.378 Class C shares of LifeSpan Income Fund as of such date (13.16% of the outstanding Class C shares of LifeSpan Income Fund); Norman I. Bobczynski, 189 Leeward Avenue, Pismo Beach, CA 93449-2017, who owned of record 901.169 Class C shares of LifeSpan Income Fund as of such date (11.81% of the outstanding Class C shares of LifeSpan Income
Fund); Laura M. Simmons, 718 N. Greece Road, Rochester, NY 14626-1025, who owned of record 724.522 Class C shares of LifeSpan Income Fund as of such date (9.49% of the outstanding Class C shares of LifeSpan Income Fund); Bank of Boston Trust Account For Paula Rosenstein SEP IRA For The Benefit Of Paula Rosenstein, 4756 Biona Drive, San Diego, CA 92116-2530, which owned of record 626.307 Class C shares of LifeSpan Income Fund as of such date (8.21% of the outstanding Class C shares of LifeSpan Income Fund); National Financial Securities Corporation For The Exclusive Benefit of Phillip S. Shapiro and Ruth A. Shapiro, 102 Claybrook Drive, Silver Springs, MD 20902, which owned of record 497.513 Class C shares of LifeSpan Income Fund as of such date (6.52% of the outstanding Class C shares of LifeSpan Income Fund) and Bank of Boston Trust Rollover IRA For The Benefit Of Robin R. Prafke, P.O. Box 88, New Auburn, MN 55366-0088, which owned of record
444.257 Class C shares of LifeSpan Income Fund as of such date (5.82% of the outstanding Class C shares of LifeSpan Income Fund). As of the Record Date, to the knowledge of Bond Fund, no person owned of record or beneficially owned 5% or more of its outstanding shares except for Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch"), 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484, which owned of record 424,188.685 Class B shares of Bond Fund as of such date (8.61% of the outstanding Class B shares of Bond
Fund); Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch"), 4800 Deer Lake Drive East,

3rd Floor, Jacksonville, FL 32246-6484, which owned of record 223,881.222 Class C shares of Bond Fund as of such date (21.80% of the outstanding Class C shares of LifeSpan Income Fund). The Manager has been advised that such shares were held by Merrill Lynch for the sole benefit of their respective customers. In addition, as of the Record Date, the Directors and officers of LifeSpan Income Fund and the Trustees and Officers of Bond Fund owned less than 1% of the outstanding shares of either LifeSpan Income Fund or Bond Fund, respectively.

Massachusetts Mutual Life Insurance Company, the majority shareholder of the Fund, intends to vote its shares in favor of the Reorganization.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. Broker "non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. Shares represented in person or by proxy (including shares which abstain or do not vote on the Proposal, including broker "non- votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote on the Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on the Proposal or a broker "non-vote" will have the same legal effect as a vote against the Proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of LifeSpan Income Fund at Two World Trade Center, New York, New York 10048-0203 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the Proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal, against any such adjournment. A vote may be taken on the Proposal in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.


Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by LifeSpan Income Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of LifeSpan Income Fund or officers and employees of OppenheimerFunds Services, personally or by telephone or telegraph; any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at LifeSpan Income Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of LifeSpan Income Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by LifeSpan Income Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, LifeSpan Income Fund and Bond Fund will bear equally the cost of the tax opinions. Any other out-of-pocket expenses of LifeSpan Income Fund and Bond Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by LifeSpan Income Fund and Bond Fund, respectively, in the amounts so incurred by each.

                      COMPARATIVE FEE TABLES

Shareholder Transaction Expenses.  LifeSpan Income Fund and Bond
Fund each pay a variety of expenses for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in each Fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges. The following table is provided to help you compare the direct expenses of investing in each class of either LifeSpan Income Fund, Bond Fund or the surviving Bond Fund after giving effect to the Reorganization.

LifeSpan Income Fund
Shareholder Transaction Expenses

                          Class A       Class B         Class C
                          Shares        Shares          Shares


Maximum Sales Charge      5.75%         None            None
on Purchases
(as a % of
offering price)

Maximum                   None(1)       5% in the       1% if
Deferred Sales     `                    first year      shares are
Charge (as a %                          declining to    redeemed
of the lower of the                     1% in the       within 12
original offering price                 sixth year and  months of
or redemption proceeds)                 eliminated      purchase(2)
                                        thereafter(2)

Maximum Sales Charge
on Reinvested Dividends   None          None            None

Exchange Fee              None          None            None

Redemption Fee            None(3)       None(3)         None(3)



Bond Fund and Bond Fund as Surviving Fund
Shareholder Transaction Expenses

                          Class A       Class B         Class C
                          Shares        Shares          Shares


Maximum Sales Charge      4.75%         None            None
on Purchases
(as a % of
offering price)

Maximum                   None(1)       5% in the       1% if
Deferred Sales     `                    first year      shares are
Charge (as a %                          declining to    redeemed
of the lower of the                     1% in the       within 12
original offering price                 sixth year and  months of
or redemption proceeds)                 eliminated      purchase(2)
                                        thereafter(2)

Maximum Sales Charge
on Reinvested Dividends   None          None            None

Exchange Fee              None          None            None

Redemption Fee            None(3)       None(3)         None(3)

(1) If you invest more than $1 million ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" in each Fund's Prospectus) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997)from the end of the calendar month during which you purchased those shares.

(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" in each Fund's Prospectus.

(3) There is a $10 transaction fee for redemption proceeds paid by Federal Fund wire, but not for redemptions paid by check or by ACH wire transfer through AccountLink, or, in the case of Bond Fund, for which checkwriting privileges are used (see "How to Sell Shares").

Annual Fund Operating Expenses. The following tables are the operating expenses of Class A, Class B and Class C shares of LifeSpan Income Fund and the operating expenses of Class A, Class B and Class C shares of Bond Fund. These are based on expenses for the twelve month period ended December 31, 1997. The expense numbers for LifeSpan Income Fund are unaudited. The pro forma information is an estimate of the business expenses of the surviving Bond Fund after giving effect to the Reorganization. All amounts shown are a percentage of net assets of each class of each of the Funds.

                         LifeSpan Income Fund* Bond Fund
                 Class A Class B Class C Class A Class B Class C


Management Fees      0.75%  0.75%     0.75%    0.75%    0.75%    0.75%
12b-1 Plan Fees      0.25%  1.00%     1.00%    0.25%    1.00%    1.00%
Other Expenses       0.32%  0.33%     0.39%    0.27%    0.27%    0.27%
Total Fund Operating 1.32%  2.08%     2.14%    1.27%    2.02%    2.02%
 Expenses
                          Pro Forma Surviving Bond Fund
                        Class A       Class B      Class C

Management Fees         0.74%         0.74%        0.74%
12b-1 Plan Fees         0.25%         1.00%        1.00%
Other Expenses          0.27%         0.26%        0.26%
Total Fund Operating    1.26%         2.00%        2.00%
  Expenses

-----------------
* Unaudited

The 12b-1 fees for Class A shares of LifeSpan Income Fund and Bond Fund are service plan fees. The service plan fees are a maximum of

0.25% of average annual net assets of Class A shares of each Fund. The 12b-1 fees for Class B and Class C shares of each of the Funds are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75%.

Examples. To try and show the effect of the expenses on an investment over time, the hypothetical examples shown below have been created. Assume that you make a $1,000 investment in Class A, Class B and Class C shares of LifeSpan Income Fund, or Class A, Class B and Class C shares of Bond Fund, or Class A, Class B and Class C shares of the pro forma surviving Bond Fund and that the annual return is 5% and that the operating expenses for each Fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

                            1 year   3 years   5 years   10 years*

LifeSpan Income Fund
     Class A Shares         $70      $97       $126      $207
     Class B Shares         $71      $95       $132      $204
     Class C Shares         $32      $67       $115      $247

Bond Fund
     Class A Shares         $60      $86       $114      $194
     Class B Shares         $71      $93       $129      $198
     Class C Shares         $31      $63       $109      $235

Pro Forma Surviving
Bond Fund
     Class A Shares         $60      $86       $113      $193
     Class B Shares         $70      $93       $128      $196
     Class C Shares         $30      $63       $108      $233

If you did not redeem your investment, it would incur the following expenses:

                            1 year   3 years   5 years   10 years*


LifeSpan Income Fund
     Class A Shares         $70      $97       $126      $207
     Class B Shares         $21      $65       $112      $204
     Class C Shares         $22      $67       $115      $247

Bond Fund
     Class A Shares         $60      $86       $114      $194
     Class B Shares         $21      $63       $109      $198
     Class C Shares         $21      $63       $109      $235

Pro Forma Surviving

Bond Fund
     Class A Shares         $60      $86       $113      $193
     Class B Shares         $20      $63       $108      $196
     Class C Shares         $20      $63       $108      $233

* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because each of the Funds automatically converts your Class B shares into Class A shares after 6 years. Long term Class B and C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.

The examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Funds, all of which may be more or less than the amounts shown.

                             SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of LifeSpan Income Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement, a copy of which is attached as Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Bond Fund which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Parties to the Reorganization

Oppenheimer Series Fund, Inc. (defined above as the Company) was organized in 1981 as a multi-series Maryland corporation which currently has five series. The Company is governed by Articles of
Incorporation  and By-Laws and is managed  under the  direction  of
a
Board  of  Directors.   LifeSpan   Income  Fund  is  a  diversified
series
of the Company. Oppenheimer Integrity Funds (defined above as the
"Trust") was organized in 1982 as a multi-series Massachusetts business trust and Bond Fund is the only series of that Trust. The

Trust is governed by a Declaration of Trust and By-Laws and is managed under the direction of a Board of Trustees. The Company is governed by applicable Maryland law, whereas the Trust is governed by applicable Massachusetts law. Both Funds are governed by applicable federal law. Oppenheimer Series Fund, Inc. and Oppenheimer Integrity Funds are open-end, diversified management investment companies. Oppenheimer Integrity Funds have an unlimited number of authorized shares of beneficial interest. LifeSpan Income Fund is located at Two World Trade Center, New York, New York 10048-0203 and Bond Fund is located at 6803 South Tucson Way, Englewood, CO 80112. The Company is governed by a Board of Directors (defined above as the "Board") and the Trust is governed by a Board of Trustees. OppenheimerFunds, Inc. (the "Manager") whose address is Two World Trade Center, New York, New York 10048-0203, acts as investment adviser to LifeSpan Income Fund and Bond Fund (collectively referred to herein as the "Funds"). Additional information about the parties is set forth below.

Shares to be Issued

All shareholders of LifeSpan Income Fund who own Class A shares will receive Class A shares of Bond Fund in exchange for their Class A shares of LifeSpan Income Fund. Shareholders of LifeSpan Income Fund who own Class B shares will receive Class B shares of Bond Fund in exchange for their Class B shares of LifeSpan Income Fund. Shareholders of LifeSpan Income Fund who own Class C shares will receive Class C shares of Bond Fund in exchange for their Class C shares of LifeSpan Income Fund. The voting rights of shares of each Fund are substantially the same. See "Rights of Shareholders" below for more information.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of LifeSpan Income Fund to Bond Fund in exchange for Class A, Class B and Class C shares of Bond
Fund.
The net asset value of Bond Fund Class A, Class B and Class C shares issued in the exchange will equal the value of the assets of LifeSpan Income Fund received by Bond Fund. In conjunction with the Closing of the Reorganization, presently scheduled for June 12, 1998, LifeSpan Income Fund will distribute the Class A, Class B and Class C shares of Bond Fund received by LifeSpan Income Fund on the Closing Date to holders of Class A, Class B and Class C shares of LifeSpan Income Fund, respectively. As a result of the Reorganization, each Class A, Class B and Class C LifeSpan Income Fund shareholder will receive the number of full and fractional Bond Fund Class A, Class B or Class C shares that equals in value such shareholder's pro rata interest in the assets transferred to Bond Fund as of the Valuation Date. The Board of the Company has determined that the interests of existing LifeSpan Income Fund shareholders will not be diluted as a result of the Reorganization.

For the reasons set forth below under "The Reorganization Reasons for the Reorganization," the Board, including the directors who are not "interested persons" of Oppenheimer Series Fund, Inc. (the "Independent Directors"), as that term is defined in the Investment Company Act, have concluded that the Reorganization is in the best interests of LifeSpan Income Fund and its shareholders and recommends approval of the Reorganization by LifeSpan Income Fund shareholders. If the Reorganization is not approved, LifeSpan Income Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

The Manager proposed to the Board a reorganization of LifeSpan Income Fund into Bond Fund so that shareholders of LifeSpan Income Fund may become shareholders of a larger but similar Fund, which is anticipated to have lower expenses after such Reorganization. The Board considered pro forma information which indicated the expense ratio of a combined Fund would be lower than that of LifeSpan Income Fund, as shown above under "Comparative Fee Table."

The Board also considered that the Reorganization would be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization. The Board concluded that the Reorganization would not result in dilution to shareholders of
LifeSpan Income Fund.

Tax Consequences of the Reorganization

In the opinion of KPMG Peat Marwick LLP, tax adviser to both Funds, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, it is expected that no gain or loss will be recognized by either Fund, or by the shareholders of either Fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects" below.

Investment Objectives and Policies

The investment objectives of the Funds are substantially the same. Bond Fund seeks a high level of current income by investing mainly in debt securities. LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation. LifeSpan Income Fund is an asset allocation fund that invests in a strategically allocated portfolio of stocks and bonds, consisting primarily of bonds. The investment policies of each Fund are substantially similar. The only major differences between the Funds regarding permitted investments is that LifeSpan Income Fund may invest up to 35% of its assets in stocks. Bond Fund may not purchase stocks. LifeSpan Income Fund may invest in inverse floating rate instruments, and warrants and rights. Bond Fund may purchase zero coupon securities.

Investment Advisory and Distribution and Service Plan Fees

Investment Advisory Fees. The terms and conditions of the Investment Advisory Agreement of each Fund are similar. Both Funds obtain investment management services from the Manager. The management fee is computed on the net asset value of each Fund as of the close of business each day and payable monthly at the following annual rates: LifeSpan Income Fund pays 0.75% of the average annual net assets up to $250 million and 0.65% of average annual net assets over $250 million. Bond Fund pays 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million of average annual net assets, 0.69% of the next $200 million of average annual net assets, 0.66% of the next $200 million of average annual net assets, 0.60% of the next $200 million of average annual net assets and .50% of average annual net assets in excess of $1 billion.

For LifeSpan Income Fund, the Manager employs BEA Associates ("BEA") which provides investment advisory services to the high yield/high risk bond component of the Fund (the "Subadviser"). The Manager manages the remaining components using its own investment management personnel. Pursuant to a Sub-Advisory Agreement with BEA, the Manager pays BEA quarterly at the annual rate of 0.45% of the first $25 million of combined average daily net assets allocated to BEA, 0.40% of the next $25 million, 0.35% of the next $50 million and 0.25% of the assets in excess of $100 million. For purposes of calculation of the fees payable to BEA, the net asset value of those portions of the assets of each Oppenheimer fund subadvised by BEA are aggregated with those portions of the net assets of Panorama Series Fund, Inc. managed by BEA.

Distribution and Service Fees. LifeSpan Income Fund and Bond Fund have both adopted Service Plans for their respective Class A shares. Both Service Plans provide for reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under each plan, payment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund.

LifeSpan Income Fund and Bond Fund have each adopted Distribution and Service Plans (the "Plans") for Class B and Class C shares under which each Fund pays the Distributor for its services in connection with distributing Class B and Class C shares and servicing accounts. Under each Plan, the Fund pays the Distributor an asset-based sales charge of 0.75% per year on Class B shares outstanding for six years or less and on Class C shares. The Funds also each pay the Distributor a service fee of 0.25% per year.

Each payment is computed on the average annual net assets of Class A, Class B and Class C shares determined as of the close of each regular business day of each Fund. The Distribution and Service Plans for Class B and Class C shares of LifeSpan Income Fund and of Bond Fund are compensation plans whereby payments by the Funds are made at a fixed rate as specified above and the Funds' payments are not limited to reimbursing the Distributor's costs. The terms of the respective Plans for each Fund are substantially the same.

Purchases, Exchanges and Redemptions

LifeSpan Income Fund and Bond Fund are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are substantially the same.
Shares of either Fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares.

LifeSpan Income Fund has a maximum initial sales charge of 5.75% on Class A shares. Bond Fund has a maximum initial sales charge of 4.75% on Class A shares. Investors who purchase more than $1 million ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" in each Fund's Prospectus) in Class A shares pay no initial sales charge but may have to pay a sales charge of up to 1% if shares are sold within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which shares are purchased. Each of the Funds has a contingent deferred sales charge imposed on the proceeds of Class B shares redeemed within six years of buying them. The contingent deferred sales charge ("CDSC") varies depending on how long you hold your shares. Each of the Funds has a contingent deferred sales charge of 1% imposed on the proceeds of Class C shares if redeemed within twelve months of their purchase. Class A, Class B and Class C shares of Bond Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any LifeSpan Income Fund shares exchanged for Bond Fund shares as a result of the Reorganization. However, any CDSC which applies to LifeSpan Income Fund shares will continue to apply to Bond Fund shares received in the reorganization. Services available to shareholders of both Funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other
Oppenheimer funds which offer Class A, Class B and Class C shares, and reinvestment privileges. Please see "Shareholder Services" below and each Fund's Prospectus for further information.

                      PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Bond Fund, shareholders should carefully consider the following risk factors, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the Funds and their respective Statements of Additional Information.

Stock Investment Risks. All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks affect the value of both Funds' investments, their investment performance, and the prices of their shares. LifeSpan Income Fund invests approximately 25% of its assets in stocks, therefore the value of the Fund's portfolio will be affected by changes in the stock markets. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Changes in the overall market conditions and prices can occur at any time. LifeSpan Income Fund attempts to limit certain market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company, and by not investing too great a percentage of the Fund's assets in any one company.

Interest Rate Risks. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Each Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Each Fund has the ability to invest its assets in high-yield securities. The Funds' investments in high-yield securities are subject to greater market fluctuation and risk of loss of income and principal than lower yielding, investment grade securities. There are additional risks of investing in lower grade securities that are described in the prospectus for each Fund.

Foreign  Securities  Risks.  There are risks of  foreign  investing that
increase  the risk of investing  in both  LifeSpan  Income Fund and in
Bond Fund and also  increase  the  operating  costs of both  Funds.
For
example,    foreign    issuers    are   not    required    to   use
generally-accepted
accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of U.S. laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There are risks of changes in foreign currency values. Because LifeSpan Income Fund and Bond Fund may purchase securities denominated in foreign currencies, a change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities of that Fund denominated in that currency. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if that Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information of each Fund.

Derivative Investments Risks. Both Funds may invest in a number of different kinds of "derivative" investments. In general, a "derivative" investment is a specially designed investment whose performance is linked to the performance of another investment or security. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by stock market and interest rate changes in the U.S. and abroad. All of this can mean that the Fund may realize less principal or income from the investment than expected. Certain derivative investments held by the Funds may trade in the over-the-counter market and may be illiquid.

Hedging Instruments Risks. Each Fund may use certain hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. Losses could also be experienced if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the Funds. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, each Fund limits its exposure to the amount of its assets denominated in foreign currency. Interest rate swaps are subject to risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. A Fund could be obligated to pay more under its swap agreements than it received under them, as a result of interest rate changes.

Lower-Grade Securities Risks. The Funds can invest in high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds". All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. During an economic downturn, lower-grade securities might decline in value more than investment grade securities. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described above. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. Bond Fund may invest up to 35% of its assets in high-yield securities and LifeSpan Income Fund may invest between 10% and 15% of its assets in these securities.

                  APPROVAL OF THE REORGANIZATION
                          (The Proposal)

Reasons for the Reorganization

At a meeting of the Board of Directors of the Company held on December 11, 1997, the Directors reviewed and discussed materials relevant to the proposed Reorganization. The Board, including the Independent Directors, unanimously approved the Reorganization and recommended to shareholders of LifeSpan Income Fund that they approve the Reorganization. Both Funds offer Class A, Class B and Class C shares and the terms and conditions of their offer, sale, redemption and exchange, distribution arrangements, expenses borne separately by each class and other related matters are essentially the same. The Board considered that this will facilitate an exchange. In the reorganization, Class A, Class B and Class C shareholders of LifeSpan Income Fund will receive Class A, Class B and Class C shares, respectively, of Bond Fund.

In considering the proposed Reorganization, the Board reviewed information which demonstrated that LifeSpan Income Fund is a smaller Fund, with $30.1 million in net assets as of October 31, 1997. In comparison, Bond Fund had $239.8 million of net assets as of October 31, 1997. It is not anticipated that LifeSpan Income Fund will increase substantially in size in the near future. After the Reorganization, the shareholders of LifeSpan Income Fund will be shareholders of a larger fund and will likely incur lower operating, transfer agency and other expenses. Thus economies of scale may benefit shareholders of LifeSpan Income Fund.

Among several other factors, the Board focused on the similar investment objectives of the two Funds. Oppenheimer LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation. Bond Fund seeks a high level of current income by investing mainly in debt instruments. The investment techniques and strategies of the Funds are similar with respect to purchasing debt securities, mortgage-backed securities and collateralized mortgage-backed securities, asset-backed securities, hedging instruments, when issued and delayed delivery transactions, repurchase agreements, illiquid and restricted securities, loans of portfolio securities, and derivative investments. The only major differences between the Funds regarding permitted investments is that Bond Fund may purchase zero coupon securities, and LifeSpan Income Fund may invest up to 35% of its assets in equity securities of U.S. and foreign issuers, may invest in inverse floating rate instruments, and may invest in warrants and rights.
Accordingly,
the  Board   determined   that  the   investment   objectives   and
techniques
were comparable.

The Board, in reviewing financial information, considered the investment advisory fee rate of both Funds (also known as the "management fee rate"). The management fee rates for both Funds are set forth in "Synopsis - Investment Advisory and Distribution and Service Plan Fees" above. LifeSpan Income Fund's management fee for its fiscal year ended October 31, 1997 was 0.75% of average annual net assets for Class A, Class B and Class C shares. Bond Fund's management fee for the fiscal year ended December 31, 1997 was 0.75% of the average annual net assets for Class A, Class B and Class C shares. If the two Funds were combined, shareholders of Bond Fund would have a reduced management fee of approximately 0.01% for Class A, Class B and Class C shares. The Board considered pro forma information which indicated that the expense ratio of a combined Fund would therefore be lower than that of LifeSpan Income Fund.

In addition to the above, the Board also considered information with respect to the historical performance of LifeSpan Income Fund and Bond Fund, including the performance information contained in
Exhibit B to this Proxy Statement.

The Board also considered that the Reorganization is expected to be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization. The Board concluded that the Reorganization would not result in dilution of the interests of existing shareholders of LifeSpan Income Fund.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of LifeSpan Income Fund other than the cash reserve described below (the "Cash Reserve") will be transferred to Bond Fund in exchange for Class A, Class B and Class C shares of Bond Fund, (ii) these shares will be distributed among the shareholders of LifeSpan Income Fund in complete liquidation of LifeSpan Income Fund, (iii) the outstanding shares of LifeSpan Income Fund will be canceled. Bond Fund will not assume any of LifeSpan Income Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Bond Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of LifeSpan Income Fund other than its Cash Reserve; and (ii) the shareholders of LifeSpan Income Fund as of the close of business on the Closing Date will become shareholders of either Class A, Class B or Class C shares of Bond Fund.

Shareholders of LifeSpan Income Fund who vote their Class A, Class B and Class C shares in favor of the Reorganization, will be electing in effect to redeem their shares of LifeSpan Income Fund(at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and to reinvest the proceeds in Class A, Class B or Class C shares of Bond Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by LifeSpan Income Fund which is deemed sufficient in the discretion of that Fund's Board for the payment of: (a) LifeSpan

Income Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Bond Fund. LifeSpan Income Fund and Bond Fund will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by LifeSpan Income Fund will not exceed $28,739.80. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of LifeSpan Income Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan" below.

The Reorganization Agreement provides for coordination between the Funds as to their respective portfolios so that, after the Closing, Bond Fund will be in compliance with all of its investment policies and restrictions. In that regard, the Manager does not anticipate selling more than 50% of the existing securities in the LifeSpan Income Fund portfolio. LifeSpan Income Fund will recognize capital gain or loss on any sales made prior to the Reorganization pursuant to this paragraph.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, LifeSpan Income Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to LifeSpan Income Fund's shareholders all of LifeSpan Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of LifeSpan Income Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of LifeSpan Income Fund for Class A, Class B and Class C shares of Bond Fund and the assumption by Bond Fund of certain liabilities of LifeSpan Income Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). LifeSpan Income Fund has represented to KPMG Peat Marwick LLP, tax adviser to LifeSpan Income Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of LifeSpan Income Fund's outstanding shares, and, to LifeSpan Income Fund's best knowledge, there is no plan or intention on the part of the remaining LifeSpan Income Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Bond Fund Class A, Class B or Class C shares received in the transaction that would reduce LifeSpan Income Fund shareholders' ownership of Bond Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding LifeSpan Income Fund shares as of the same date. Bond Fund and LifeSpan Income Fund have each represented to KPMG Peat Marwick LLP, that, as of the Closing
Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Bond Fund and LifeSpan Income Fund will receive the opinion of KPMG Peat Marwick LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1.   The   transactions    contemplated   by   the   Reorganization
     Agreement
     will  qualify  as  a  tax-free   "reorganization"  within  the
     meaning
     of Section 368(a)(1)(c) of the Code.

2. LifeSpan Income Fund and Bond Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b) of the Code.

3. No gain or loss will be recognized by the shareholders of LifeSpan Income Fund upon the distribution of Class A, Class B or Class C shares of beneficial interest in Bond Fund to the shareholders of LifeSpan Income Fund pursuant to Section 354(a)(1) of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by LifeSpan Income Fund by reason of the transfer of its assets solely in exchange for Class A, Class B or Class C shares of Bond Fund.

5. Under Section 1032(a) of the Code no gain or loss will be recognized by Bond Fund by reason of the transfer of LifeSpan Income Fund's assets solely in exchange for Class A, Class B or Class C shares of Bond Fund.

6.   The  shareholders  of LifeSpan  Income Fund will have the same tax
     basis  and  holding   period  for  the  shares  of  beneficial
     interest
     in Bond  Fund  that  they  receive  as they  had for  LifeSpan
     Income
     Fund stock that they previously held, pursuant to Sections 358(a)(1) and 1223(1) of the Code, respectively.

7. The securities transferred by LifeSpan Income Fund to Bond Fund will have the same tax basis and holding period in the hands of Bond Fund as they had for LifeSpan Income Fund, pursuant to Sections 362(b) and 1223(2) of the Code, respectively.

Shareholders of LifeSpan Income Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of LifeSpan Income Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of LifeSpan Income Fund and Bond Fund and indicates the pro forma combined capitalization as of December 31, 1997 as if the Reorganization had occurred on that date.

December 31, 1997
                                                          Net
Asset
                                           Shares         Value
                           Net Assets      Outstanding    Per
Share

LifeSpan Income Fund
     Class A               $29,330,773     2,642,551      $11.10
     Class B               $   880,281        79,058      $11.13
     Class C               $    34,796         3,127      $11.13

Bond Fund
     Class A               $190,705,711    17,383,073     $10.97
     Class B               $ 48,254,895     4,399,924     $10.97
     Class C               $  9,188,036       837,017     $10.98

Bond Fund
(Pro Forma Surviving Fund)
     Class A               $220,036,484    20,056,799     $10.97
     Class B               $ 49,135,176    4,480,168      $10.97
     Class C               $  9,222,832       840,186     $10.98

Reflects issuance of 2,673,726 of Class A shares, 80,244 of Class B shares and 3,169 of Class C shares of Bond Fund in a tax-free exchange for the net assets of LifeSpan Income Fund, aggregating
$30,245,850.

The pro forma ratio of expenses to average annual net assets of the Class A shares at December 31, 1997 would have been 1.26%. The pro forma ratio of expenses to average net assets of Class B shares at December 31, 1997 would have been 2.00%. The pro forma ratio of expenses to average net assets of Class C shares at December 31, 1997 would have been 2.00%.

                        COMPARISON BETWEEN
                     LifeSpan Income Fund AND
                             Bond Fund

Information about LifeSpan Income Fund and Bond Fund is presented below. Additional information about Bond Fund is set forth in its Prospectus which accompanies this Proxy Statement and
Prospectus.
More information about both Funds is set forth in documents that may be obtained upon request of the transfer agent or upon review at the offices of the SEC. See "Additional Information- Public
Information."

Investment Objectives and Policies

Bond Fund. Bond Fund seeks a high level of current income by investing mainly in debt instruments. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade debt securities, U.S. Government Securities, and money market instruments. Investment-grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. or other nationally-recognized rating organization. Debt securities (often referred to as "fixed-income securities") are used by issuers to borrow money from investors. The issuer promises to pay the investor interest at a fixed or variable rate, and to pay back the amount it borrowed (the "principal") at maturity. Some debt securities, such as zero coupon bonds do not pay current interest. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by the Manager to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities"). Lower-grade securities include securities rated BB, B, CCC, CC and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's. Lower-grade securities (often called "junk bonds") are considered speculative and involve greater risk.

When investing the Fund's assets, the Manager considers many factors, including current developments and trends in both the economy and the financial markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies described below. The Manager may employ special investment techniques, also described below. Additional information about the securities the Fund may invest in, the hedging strategies the Fund may employ and the special investment techniques may be found under the same headings in the Bond Fund Statement of Additional Information.

LifeSpan Income Fund. LifeSpan Income Fund seeks high current income, with opportunities for capital appreciation. The Fund is an asset allocation fund which seeks to achieve its investment objective by allocating its assets among two broad classes of investments-stocks and bonds. The stock class includes growth and income type securities. The Fund normally allocates 25% of its assets to the stock component. The bond class includes several varieties of fixed-income instruments. Allocating assets among different types of investments allows this Fund to take advantage of a greater variety of investment opportunities than funds that invest in only one asset class, but also subjects the Fund to the risks of those types of investments.

The Manager has the ability to allocate the Fund's assets within specified ranges. The Fund's normal allocation (which is 25% in stocks and 75% in bonds) indicates the benchmark for its combination of investments in each asset class over time. As market and economic conditions change, however, the Manager may adjust the asset mix between the stock and bond classes within a normal asset allocation range as long as the relative risk and return characteristics of this Fund remain distinct and this Fund's investment objective is preserved. The Manager will review normal allocations between the stock and bond classes quarterly and, if necessary, will rebalance the investment allocation at that time. Additional adjustments may be made if an asset allocation shift of 5% or more is warranted.

Permitted Investments by Both LifeSpan Income Fund and Bond Fund

Foreign Securities. Each Fund may invest in debt securities issued or guaranteed by foreign companies, and debt securities of foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. Some of these debt securities may have variable interest rates or "floating" interest rates that change in different market conditions. Those changes will affect the income the Fund receives. LifeSpan Income Fund may also invest up to 15% of the stock component of the portfolio in stocks of foreign issuers that generally have a substantial portion of their business in the U.S.

ADRs, EDRs and GDRs. Both Funds may invest a portion of their assets in ADRs, EDRs and GDRs. ADRs are receipts issued by a U.S.
bank or trust company which evidence ownership of underlying securities of foreign companies. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets.

Convertible Securities. LifeSpan Income Fund may invest in convertible securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

Hedging. Each Fund may purchase and sell certain kinds of futures contracts, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currencies, or enter into interest rate swap agreements. LifeSpan Income Fund may sell covered call options and may purchase put options on Futures. These are all referred to as "hedging instruments." While each Fund currently does not engage extensively in hedging, each Fund may use these instruments for hedging purposes and , in the case of covered calls, non-hedging purposes. The hedging instruments the Funds may use are described below and in greater detail in the "Other Investment Techniques and Strategies" section in each Fund's respective Statement of Additional Information.

The Funds may use hedging instruments for a number of purposes. Each Fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Each Fund may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Funds' exposure to the securities market.

Forward Contracts. Forward contracts are used by both Funds to try to manage foreign currency risks on foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Funds own, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Funds for liquidity purposes or to raise cash to distribute to shareholders.

Futures. Both Funds may buy and sell futures contracts that relate to (1) foreign currencies (these are referred to as "Forward Contracts" and are discussed above),(2) financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as Financial Futures) and (3) interest rates (those are referred to as Interest Rate Futures). Both Funds may use futures for hedging purposes and LifeSpan Income Fund may use futures for non- hedging purposes. These types of Futures are described in "Hedging" in the Statement of Additional Information of each Fund.

Covered Call Options and Options on Futures. Both Funds may write (that is, sell) covered call options on securities, indices and foreign currencies for hedging or liquidity purposes and write call options on Futures for hedging and non-hedging purposes. Each call the Funds write must be "covered". This means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. When either Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Up to 50% of Bond Fund's total assets may be subject to calls. Bond Fund may also buy call options on securities indices, foreign currencies, or Futures, or to terminate its obligation on a call the Fund previously wrote.

Both Funds may purchase and sell put options on Futures. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment.
Both Funds may sell a put on Futures only if the puts are covered by segregated liquid assets.

LifeSpan Income Fund may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges as well as over the counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options.

Bond Fund may purchase put options. Bond Fund may buy puts that relate to securities, indices, Futures, or foreign currencies. The Fund may buy a put on a security whether or not the Fund owns the particular security in its portfolio. The Fund may sell a put on securities, indices, Futures, or foreign currencies, but only if the puts are covered by segregated liquid assets. The Bond Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put obligations.

A call or put may be purchased by Bond Fund only if, after the purchase, the value of all call and put options held by the Bond Fund will not exceed 5% of the Fund's total assets. The Fund may buy and sell put and call options that are traded on U.S. or foreign securities or commodity exchanges or are traded in the over-the-counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options.

Options traded in the over-the-counter market may be "illiquid," and therefore may be subject to the Fund's restrictions on illiquid investments.

Both Funds may enter into interest rate swaps for hedging purposes and, for LifeSpan Income Fund to seek to increase total return.
 In
an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on a net basis, which means the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will segregate liquid assets of any type (such as cash, U.S. Government, equity or debt securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. The Bond Fund may not enter into swaps with respect to more than 25% of its total assets, and only on assets it owns.

Loans of Portfolio Securities. To raise cash for liquidity purposes, both Funds may lend their portfolio securities to brokers, dealers and other financial institutions. Both Funds must receive collateral for a loan. Bond Fund limits these loans to not more than 25% of the value of the Fund's total assets. LifeSpan Income Fund limits these loans to not more than 33-1/3% of the Fund's assets (taken at market value). Neither Fund presently intends to lend its portfolio securities, but if they do the value of the securities borrowed is not expected to exceed 5% of each Fund's total assets in the coming year.

Illiquid and Restricted Securities. Both of the Funds may invest in illiquid and restricted securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Bond Fund will not invest more than 10% of its net assets in illiquid and restricted securities (the Board of Bond Fund may increase that limit to 15% of net assets). LifeSpan Income Fund will not invest more than 15% of its net assets in illiquid and restricted securities. The percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of such securities on an ongoing basis and at times a Fund may be required to sell some holdings to maintain adequate liquidity.

Derivative Investments. Both Funds can invest in a number of different  kinds of "derivative investments."  Each Fund may use some types of derivatives for hedging purposes, and may invest in others to seek income. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. Both Funds may not purchase or sell physical commodities. This policy also does not prevent the Funds from engaging in hedging transactions, buying or selling options and futures contracts or foreign currency or from investing in securities or other instruments backed by physical commodities. In the broadest sense, exchange-traded options and futures contracts may be considered "derivative investments". Each Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. Each Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

Bond Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

Repurchase   Agreements.   Each  of  the  Funds   may  enter   into
repurchase
agreements.   In  a  repurchase   transaction,   the  Fund  buys  a
security
and  simultaneously  sells  it to  the  vendor  for  delivery  at a future
date.   Repurchase   agreements   must   be   fully   collaterized.
However,
if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Bond Fund will not enter into a repurchase agreement that will cause more than 10% of the Fund's net assets to be subject to repurchase agreements maturing in more than seven days. LifeSpan Income Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of either Fund's net assets that may be subject to repurchase agreements of seven days or less.


Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. LifeSpan Income Fund may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants acquired as part of units with other securities or that are attached to other securities. No more than 2% of LifeSpan Income Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange. Bond Fund does not invest in Warrants and Rights.

"When-Issued" and Delayed Delivery Transactions. Both Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

U.S. Government Securities. Both Funds may invest in U.S. Government Securities which include debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest.

Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Funds may invest in. The Funds may also invest in other mortgage-related U.S. Government Securities that are issued or guaranteed by federal agencies or government-sponsored entities but which are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as the Federal National Mortgage Association ("Fannie Mae") or the Student Loan Marketing Association, and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities the Funds may invest in are collateralized mortgage obligations ("CMOs").

The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the Funds hold U.S. Government Securities each may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained above, under "Hedging."

Lower-Grade Debt Securities. Both Funds may invest in "lower-grade" debt securities which generally offer higher income potential than investment grade securities. "Lower-grade" securities are those rated below "BBB" by Standard & Poor's Corporation("Standard & Poor's") or "Baa" by Moody's Investors Services, Inc.
("Moody's")
or similar ratings given by other domestic or foreign rating organizations, or securities that are not rated by a nationally-recognized rating organization but the Manager judges them to be comparable to lower-rated securities.

Mortgage-Backed Securities, CMOs and REMICS. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. As a result, these securities may be subject to greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

Both Funds may invest in collateralized mortgage-backed obligations ("CMOs"), which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. LifeSpan Income Fund may also invest in real estate mortgage investment conduits (REMICS)but it does not intend to acquire "residual" interest in them. Payments of the interest and principal generated by the pool of mortgages relating to the CMOs and REMICS are passed through to the holders as the payments are received. CMOs and REMICS are issued with a variety of classes or series which have different maturities. Certain CMOs and REMICS may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the early repayment of principal due to prepayments on the underlying mortgage loans. Prepayments on fixed rate mortgage loans generally increase during periods of falling interest rates and decrease during periods of rising interest rates. If prepayments of mortgages underlying a short-term or intermediate-term CMO occur more slowly than anticipated, the CMO effectively may become a long-term security. The prices of long-term securities generally fluctuate more widely in response to changes in interest rates.

o "Stripped" Securities. Both Funds may also invest in CMOs that are "stripped." LifeSpan Income Fund may also invest in REMICS that are "stripped". That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "principal-only" security, or "P/O") and the other which receives some or all of the interest (and is known as an "interest-only" security, or "I/O"). P/Os and I/Os are generally referred to as "derivative investments", discussed further above.

The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, a Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, a Fund might receive back less than its investment.

The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Private-issuer   stripped   securities  are  generally  purchased  and  sold  by
institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If either Fund holds illiquid stripped securities, the amount it can hold will be subject to that Fund's investment policy limiting investments in illiquid securities to 10% for Bond Fund, and 15% for LifeSpan Income Fund.

Bond Fund may also enter into "forward roll" transactions with mortgage-backed securities. The Fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price. Forward rolls are considered to be a borrowing. The Fund is required to segregate liquid assets with its custodian bank in an amount equal to its obligation under the forward roll. The main risk of this investment strategy is risk of default by the counterparty.

Asset-Backed Securities. Both Funds may invest in "asset-backed"
securities.   These  represent   interests  in  pools  of  consumer
loans
and   other   trade   receivables,   similar   to   mortgage-backed
securities.
They are  issued  by trusts  and  "special  purpose  corporations."
They
are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as a Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

Inverse Floating Rate Instruments. LifeSpan Income Fund may invest in inverse floating rate debt instruments ("inverse floaters"), including leveraged inverse floaters and inverse floating rate mortgage-backed securities, such as inverse floating rate "interest only" stripped mortgage-backed securities. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Structured Notes. Both Funds may invest in structured notes. A structured note is a debt security having an interest rate or principal repayment requirement based on the performance of a benchmark asset or market, such as stock prices, currency exchange rates or commodity prices. They provide exposure to the benchmark market while fixing the maximum loss if that market does not perform as expected. Depending on the terms of the note, a Fund could lose all or part of the interest and principal that would be payable on a comparable conventional note.

Short-Term Debt Securities. Under normal market conditions, both Funds may invest in short-term debt securities, such as money market instruments and U.S. Government securities. When the Manager believes it is appropriate (for example, for temporary defensive purposes during unstable market conditions), a Fund can hold cash or invest without limit in money market instruments.
A
Fund will invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of domestic or foreign banks and savings and loan associations.

Eurodollar and Yankee Dollar Bank Obligations. LifeSpan Income Fund may invest in obligations of foreign branches of U.S. banks
(referred to as Eurodollar obligations) and U.S. branches of foreign banks (referred to as Yankee Dollars) as well as foreign branches of foreign banks. These investments entail risks that are different from investment in securities of U.S. banks.

Small, Unseasoned Companies. LifeSpan Income Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile.

Zero Coupon Securities. Bond Fund may invest in zero coupon securities. These securities, which may be issued by the U.S. government, its agencies or instrumentalities or by private issuers, are purchased at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than debt securities that pay interest periodically. Interest accrues on zero coupon bonds even though cash is not actually received.

Preferred Stocks. Bond Fund may invest in preferred stocks. Preferred stock, unlike common stock, generally offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, fixed, participating, or auction rate. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. The rights to payment of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

Investment Restrictions

LifeSpan Income Fund and Bond Fund have certain investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Set forth below is a summary of the investment restrictions which are different for each Fund. Other investment restrictions for each Fund are substantially the same. Unless the Prospectus of the Fund states that a percentage restriction applies on an ongoing basis, it applies only at the time that Fund makes an investment and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Bond Fund - Investment Restrictions. Bond Fund cannot do the following:

1. The Fund cannot make short sales except for sales "against the box";

2. The Fund cannot borrow money or enter into reverse repurchase agreements, except that the Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of the Fund's total assets taken at current market value; the Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of the Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money);

3. The Fund cannot concentrate its investments in any particular industry except that it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry (of the utility companies, gas, electric, water and telephone will each be considered as a separate industry);

4. The Fund may not make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities; and

5. The Fund may not pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of the pledge not exceeding 15% of the cost of the Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on future contracts, and except for reverse repurchase agreements and securities lending.

LifeSpan Income Fund - Investment Restrictions.  LifeSpan Income
Fund cannot do the following:

1. Borrow money, except for emergency or extraordinary purposes including (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and
(iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

2. A Fund cannot make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33-1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed bonds, debentures or other similar obligations.

3. A Fund cannot purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities. The Funds have undertaken, as a matter of non-fundamental policy, to apply this restriction to 25% or more of their assets.

Description of Brokerage Practices

The brokerage practices of the Funds are the same. One of the duties of the Manager under each Investment Advisory Agreement is to arrange the portfolio transactions for each Fund. Each Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect a Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of a Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of a Fund as established by its Board.

Under each Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for a Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of a Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.


Subject to the provisions of each Fund's Investment Advisory

Agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of each Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers and the Manager. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. Most purchases made by the Funds are principal transactions at net prices, and the Funds incur little or no brokerage costs.

Please refer to the Statement of Additional Information for each Fund for further information on each Fund's brokerage practices.

Expense Ratios and Performance

The ratio of expenses to average annual net assets for LifeSpan Income Fund for the fiscal year ended October 31, 1997 for its Class A, Class B and Class C shares was 1.45%, 2.18% and 2.20%, respectively. The ratio of expenses to average annual net assets for Bond Fund for the fiscal year ended December 31, 1997 for its Class A, Class B and Class C were 1.27%, 2.02% and 2.02%, respectively. Further details are set forth above under "Comparative Fee Tables", and in LifeSpan Income Fund's Annual Report as of October 31, 1997, and Bond Fund's Annual Report as of December 31, 1997, which are included in the Statement of Additional Information. The performance of the Funds for the 1, 3 and 5 year periods ended December 31, 1997 is set forth in Exhibit B.

Shareholder Services

The policies of LifeSpan Income Fund and Bond Fund with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both LifeSpan Income Fund and Bond Fund offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Fund valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements,
(viii) exchanges of shares for shares of the same class of certain other Funds at net asset value, and (ix) telephone redemption and exchange privileges.

Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink). Exchanges can also be made by telephone, or automatically through PhoneLink. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share; however, shares of a particular class may be exchanged only for shares of the same class of other Oppenheimer funds. Shareholders of the Funds may redeem their shares by written request, or by telephone request in an amount up to $50,000 in any seven-day period, and in the case of Bond Fund, by using the checkwriting feature. Shareholders may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member, through AccountLink. There is no dollar limit on telephone redemption proceeds sent to a bank account when AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders of each Fund may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Shareholders of the Funds have up to six months to reinvest redemption proceeds of their Class A shares which they purchase subject to a sales charge or their Class B shares on which they paid a contingent deferred sales charge, in Class A shares of the Funds or other Oppenheimer funds without paying a sales charge. LifeSpan Income Fund may redeem accounts with less than 100 shares. Bond Fund may redeem accounts if the account value has fallen below $1,000 for reasons other than market value fluctuations. Both Funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

The shares of each Fund, including shares of each class, entitle the holder to one vote per share on the election of directors of the Company or trustees of the Trust, as the case my be, and all other matters submitted to shareholders of the Fund. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings.
Shareholders of each Fund vote together in the aggregate and not by class or series on certain matters at shareholders' meetings, such as the election of Directors or Trustees, as the case may be, and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as LifeSpan Income Fund, vote exclusively on any material amendment to the Investment Advisory Agreement with respect to the series. Shares of a particular class vote together on matters that affect that class. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class. Each Fund's Board is authorized to create new series and classes of series. Each Fund's Board may reclassify unissued shares of the Funds into additional series or classes of shares. Each Fund's Board may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in each Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Most amendments to the Articles of Incorporation in the case of LifeSpan Income Fund or Declaration of Trust in the case of Bond Fund require the approval of a "majority" of the outstanding voting securities (as defined in the Investment Company Act) of the Company's or Trust's shares without regard to series or class.

Class A, Class B and Class C shares of LifeSpan Income Fund and the Class A, Class B and Class C shares of Bond Fund which LifeSpan Income Fund shareholders will receive in the Reorganization participate equally in the Funds' dividends and distributions and in the Funds' net assets upon liquidation, after taking into account the different expenses paid by each class. Distributions and dividends for each class will be different and Class B and Class C dividends and distributions will be lower than Class A dividends.

It is not contemplated that the Trust or Company will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of LifeSpan Income Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value, less any applicable contingent deferred sales charge. Shareholders of both of the Funds have the right, under certain circumstances, to remove a Director or Trustee, as the case may be, and will be assisted in communicating with other shareholders for such purpose.

LifeSpan Income Fund is a series of the Company, which is a corporation organized under the laws of the state of Maryland. As a general matter, shareholders of a corporation will not be liable to the corporation or its creditors with respect to their interests in the corporation as long as their shares have been paid for and the requisite corporate formalities have been observed, both in the organization of the corporation and in the conduct of its business. Under Massachusetts law, shareholders of Bond Fund which is a business trust, could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which the Trust was established disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligation of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the Trust would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

Organization and History

Oppenheimer Series Fund, Inc. was organized in 1981 as a multi-series Maryland corporation. LifeSpan Income Fund is a series of that Company. Oppenheimer Integrity Funds was organized in 1982 as
a   multi-series   Massachusetts   business  trust  and  Bond  Fund
currently
is the only  series  of that  Trust.  Oppenheimer  Integrity  Funds is
governed  by a Board of  Trustees.  Oppenheimer  Series  Fund  Inc.
and
Oppenheimer Integrity Funds are open-end, diversified management investment companies. Oppenheimer Integrity Funds have an unlimited number of authorized shares of beneficial interest.
Oppenheimer   Series  Fund,   Inc.   presently   has  five  series,
including
the Fund. Oppenheimer Series Fund, Inc. is governed by a Board of
Directors.

Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser for both LifeSpan Income Fund and Bond Fund. The terms and conditions of the Investment Advisory Agreement for each Fund are substantially the same. The monthly management fee payable to the Manager by each Fund and 12b-1 Distribution and Service Plan fees paid by each Fund with respect to Class A, Class B and Class C shares are set forth under "Synopsis - Investment Advisory and Distribution and Service Plan Fees" along with the fees paid by the Manager to the Subadviser for LifeSpan Income Fund.

Pursuant to each Investment Advisory Agreement, the Manager supervises the investment operations of the Funds and the composition of their portfolios, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Both Investment Advisory Agreements require the Manager to provide LifeSpan Income Fund and Bond Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds, including the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each Fund.

BEA acts as  Subadviser  to LifeSpan  Income Fund.  The  Subadviser
is
responsible  for  choosing  the Fund's  investments  and its duties
and
responsibilities   are  set  forth  in  the   agreement   with  the
Manager.
The Manager, not LifeSpan Income Fund, pays the Subadviser. BEA began providing management services to institutional clients in 1984. BEA is a partnership between Credit Suisse Capital Corporation and CS Advisors Corp.

Expenses not expressly assumed by the Manager under each Fund's
Investment    Advisory    Agreement    or    by    OppenheimerFunds
Distributor,
Inc., the Funds' distributor (the "Distributor"), under the General Distributor's Agreement are paid by the Funds. The Investment Advisory Agreements list examples of expenses paid by the Funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors or Trustees, as the case may be, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fee paid by LifeSpan Income Fund for the fiscal year ended October 31, 1997 was $212,649. For the fiscal year ended December 31, 1997, the management fee paid by Bond Fund was $1,751,986.

The Funds' Investment Advisory Agreements contain no expense limitation.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $75 billion as of December 31, 1997, with more than 3.5 million shareholder accounts. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for LifeSpan Income Fund and Bond Fund and for certain other open-end Funds managed by the Manager and its affiliates.

The Distributor, under a General Distributor's Agreement for each of the Funds, acts as the principal underwriter in the continuous public offering of Class A, Class B and Class C shares of each Fund. During LifeSpan Income Fund's fiscal year ended October 31, 1997, the aggregate sales charges on sales of LifeSpan Income Fund's Class A shares were $19,537, of which the Distributor and an affiliated broker-dealer retained in the aggregate $13,796. During LifeSpan Income Fund's fiscal year ended October 31,1997, the contingent deferred sales charges collected on LifeSpan Income Fund's Class B shares totaled $5,923, all of which the Distributor retained. During LifeSpan Income Fund's fiscal year ended October 31, 1997 there were no contingent deferred sales charges collected on the Fund's Class C shares. For the fiscal year ended December 31, 1997, the aggregate amount of sales charges on sales of Bond Fund's Class A shares was $346,782, of which $134,951 was retained by the Distributor and an affiliated broker-dealer. Contingent deferred sales charges collected by the Distributor on the redemption of Class B and Class C shares for the fiscal year ended December 31, 1997 totaled $156,781 and $1,757, respectively, all of which was retained by the Distributor. For additional information about distribution of the Funds' shares and the payments made by the Funds to the Distributor in connection with such activities, please refer to "Distribution and Service Plans" in each Fund's Statement of Addition Information.

Purchase of Additional Shares

Class A shares of LifeSpan Income Fund may be purchased with an initial sales charge of 5.75% for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of LifeSpan Income Fund's Class A shares of $25,000 or more. Class A shares of Bond Fund may be purchased with an initial sales charge of 4.75% for purchases of less than $50,000. The sales charge of 4.75% is reduced for purchases of Bond Fund's Class A shares of $50,000 or more. The sales charges for larger purchases of Bond Fund's Class A shares are slightly lower than similar purchases of LifeSpan Income Fund's shares and sales charges for each Fund are listed in each Fund's prospectus. For purchases of Class A shares of either fund of $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in each Fund's prospectus) if those shares are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted from the redemption proceeds. Class B shares of LifeSpan Income Fund and Bond Fund are sold at net asset value without an initial sales charge, however, if Class B shares of either Fund are redeemed within six years of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted of up to 5%, depending upon how long such shares had been held. Class C shares of either Fund may be purchased without an initial sales charge, but if sold within 12 months of buying them, a contingent deferred sales charge of 1% may be deducted.

The initial sales charge and contingent deferred sales charge on Class A shares, Class B shares and Class C shares of Bond Fund will only affect shareholders of LifeSpan Income Fund to the extent that they desire to make additional purchases of shares of Bond Fund in addition to the shares which they will receive as a result of the Reorganization. The Class A, Class B and Class C shares to be issued under the Reorganization Agreement will be issued by Bond Fund at net asset value. Future dividends and capital gain distributions of Bond Fund, if any, may be reinvested without sales charge. The contingent deferred sales charge for each class of shares for both Funds is the same. If Class A, Class B or Class C shares of LifeSpan Income Fund are currently subject to a contingent deferred sales change, the Bond Fund shares issued in the Reorganization will continue to be subject to the same contingent deferred sales charge. Any LifeSpan Income Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Right of Accumulation based upon holdings of shares of LifeSpan Income Fund will continue to be entitled to a reduced sales charge on any future purchase of shares of Bond Fund.

Dividends and Distributions

LifeSpan Income Fund declares dividends from net investment income on each regular business day and pays such dividends to shareholders monthly. LifeSpan Income Fund may also make distributions annually in December out of any net short-term or long-term capital gains. Bond Fund declares and pays dividends and capital gains distributions, if any, monthly. For both Funds, dividends are paid separately for each class of shares and normally the dividends on Class A shares are generally expected to be higher than for Class B and Class C shares because the expenses allocable to Class B and Class C shares will generally be higher than for Class A shares.

From time to time, Bond Fund may adopt the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends may be subject to change from time to time, depending on market conditions, the composition of the Bond Fund's portfolio and expenses borne by the Bond Fund or borne separately by that Class. A practice of attempting to pay dividends on Class A shares at a constant level would require the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. If Bond Fund, from time to time, seeks to pay dividends on Class A shares at a target level, Bond Fund anticipates it would pay dividends at the target dividend level from net investment income and other distributable income without any impact on Bond Fund's Class A net asset value per share. The Board of Trustees of Bond Fund could change the Fund's targeted dividend level at any time, without prior notice to shareholders. There is no target dividend for Class B or Class C shares and Bond Fund would not otherwise have a fixed dividend rate. Regardless, there can be no assurance as to the payment of any dividends or the realization of any capital gains. There is no fixed dividend rate for LifeSpan Income Fund and there can be no assurance that LifeSpan Income Fund will pay any dividends or distributions.

             METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the receipt of an order from the Securities and Exchange Commission exempting the Funds from the provisions of Section 17(a) of the Investment Company Act of 1940, the approval of the Reorganization by the shareholders of LifeSpan Income Fund and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of LifeSpan Income Fund, excluding the Cash Reserve, will be delivered to Bond Fund in exchange for Class A, Class B and Class C shares of Bond Fund. The Cash Reserve to be retained by LifeSpan Income Fund will be sufficient in the discretion of the Board for the payment of LifeSpan Income Fund's liabilities, and LifeSpan Income Fund's expenses of liquidation.

Assuming the shareholders of LifeSpan Income Fund approve the Reorganization, the actual exchange of assets is expected to take place on June 12, 1998, or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of LifeSpan Income Fund shall be permanently suspended at the close of business on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by LifeSpan Income Fund after that date will be treated as requests for redemptions of Class A, Class B or Class C shares of Bond Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class A, Class B and Class C shares of Bond Fund, and the value of the assets of LifeSpan Income Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by Bond Fund in the valuation of assets. Bond Fund is not assuming any of the liabilities of LifeSpan Income Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Bond Fund to LifeSpan Income Fund will be the same as the value of the assets received by Bond Fund. For example, if, on the Valuation Date, LifeSpan Income Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Bond Fund would be $100,000. If the net asset value per share of Bond Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 / $10). These 10,000 shares of Bond Fund would be distributed to the former shareholders of LifeSpan Income Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

Following the Closing Date, LifeSpan Income Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A, Class B and Class C shares of Bond Fund received by LifeSpan Income Fund at the Closing, in liquidation of the outstanding shares of LifeSpan Income Fund, and the outstanding shares of LifeSpan Income Fund will be canceled. To assist LifeSpan Income Fund in this distribution, Bond Fund will, in accordance with a shareholder list supplied by LifeSpan Income Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Bond Fund to each shareholder of LifeSpan Income Fund. Certificates for Class A shares of Bond Fund will be issued upon written request of a former shareholder of LifeSpan Income Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Bond Fund and only if shares represented by certificates are delivered for cancellation. Former Class A shareholders of LifeSpan Income Fund who wish certificates representing their shares of Bond Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of LifeSpan Income Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Bond Fund.

Under the Reorganization Agreement, within one year after the Closing Date, LifeSpan Income Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Bond Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of LifeSpan Income Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of LifeSpan Income Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, LifeSpan Income Fund will complete its liquidation.

The obligations of either LifeSpan Income Fund or Bond Fund under the Agreement shall be subject to obtaining the necessary relief from the Securities and Exchange Commission and to the right of either Fund to abandon and terminate the Reorganization Agreement for any reason and without liability provided, however, that if the party terminating the Agreement does so without reasonable cause, the terminating party shall, upon demand, reimburse the other party for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Agreement.

In  the   event   that   the   Reorganization   Agreement   is  not
consummated
for any reason, the Board will consider and may submit to the shareholders other alternatives.

                      ADDITIONAL INFORMATION

Financial Information

The  Reorganization  will be accounted  for by the  surviving  Fund in
its   financial   statements   similar   to   a   pooling   without
restatement.
Further financial information as to LifeSpan Income Fund is contained in its current Prospectus, which is available without charge from OppenheimerFunds Services, the Transfer Agent, P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein by reference, and in its Annual Report as of October 31, 1997, which is included in its Statement of Additional Information. Financial information for Bond Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein by reference, and in its Annual Report as of December 31, 1997 which is included in its Statement of Additional Information.

Public Information

Additional information about LifeSpan Income Fund and Bond Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) Bond Fund's Prospectus dated April 30, 1997 accompanying this Proxy Statement and incorporated herein; (ii) LifeSpan Income Fund's Prospectus dated February 19, 1998, which may be obtained without charge by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217; (iii) Bond Fund's Annual Report as of December 31, 1997, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above; and (iv) LifeSpan Income Fund's Annual Report as of October 31, 1997, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Statement of Additional Information relating to this Reorganization, which incorporates by reference the Bond Fund Statement of Additional Information dated April 30, 1997, and LifeSpan Income Fund's Prospectus and Statement of Additional Information dated February 19, 1998; the organization and operation of Bond Fund and LifeSpan Income Fund; more information on investment policies, practices and risks; information about the the Trust's Board and the Company's Board and their respective responsibilities; a further description of the services provided by Bond Fund's and LifeSpan Income Fund's Manager, Distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of Class A, Class B and Class C shares of Bond Fund and LifeSpan Income Fund; purchase, redemption and exchange programs; the different expenses paid by each class of shares; and distribution arrangements.

The Trust on behalf of Bond Fund and the Company of behalf of LifeSpan Income Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about LifeSpan Income Fund and Bond Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                          OTHER BUSINESS

Management of LifeSpan Income Fund knows of no business other than the matters specified above which will be presented at the Meeting.
Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Directors



Andrew J. Donohue, Secretary


April 6, 1998                                                   305

                             EXHIBIT A

               AGREEMENT AND PLAN OF REORGANIZATION


      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of ___________, by and between Oppenheimer LifeSpan Income Fund("LifeSpan Income Fund"), a series of Oppenheimer Series
Fund,
Inc.,  a  Maryland   corporation  (the   "Company"),and  Bond  Fund
("Bond
Fund"), a series of Oppenheimer Integrity Funds, a Massachusetts business trust (the "Trust").

                       W I T N E S S E T H:

      WHEREAS, the parties are each a series of an open-end investment company of the management type; and

      WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of LifeSpan Income Fund through the acquisition by Bond Fund of substantially all of the assets of LifeSpan Income Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B and Class C shares of Bond Fund and the assumption by Bond Fund of certain liabilities of LifeSpan Income Fund, which Class A, Class B and Class C shares of Bond Fund are to be distributed by LifeSpan Income Fund pro rata to its shareholders in complete liquidation of LifeSpan Income Fund and complete cancellation of its shares;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

     1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section
368(a)(1)
of the Code as follows: The reorganization will be comprised of the acquisition by Bond Fund of substantially all of the properties and assets of LifeSpan Income Fund in exchange for Class A, Class B and Class C shares of Bond Fund and the assumption by Bond Fund of certain liabilities of LifeSpan Income Fund, followed by the distribution of such Class A, Class B and Class C shares of Bond Fund shares to the Class A, Class B and Class C shareholders of LifeSpan Income Fund in exchange for their Class A, Class B and Class C shares of LifeSpan Income Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

           The share transfer books of LifeSpan Income Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by LifeSpan Income Fund; redemption requests received by LifeSpan Income Fund after that date shall be treated as requests for the redemption of the shares of Bond
Fund
to be distributed to the shareholder in question as provided in
Section 5.

     2. On the Closing Date (as hereinafter defined), all of the assets of LifeSpan Income Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by LifeSpan Income Fund sufficient in its discretion for the payment of the expenses of LifeSpan Income Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Bond Fund, in exchange for and against delivery to LifeSpan Income Fund on the Closing Date of a number of Class A, Class B and Class C shares of Bond Fund, having an aggregate net asset value equal to the value of the assets of LifeSpan Income Fund so transferred and delivered.

     3. The net asset value of Class A, Class B and Class C shares of Bond Fund and the value of the assets of LifeSpan Income Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B and Class C shares of Bond Fund and the Class A, Class B and Class C shares of LifeSpan Income Fund shall be done in the manner used by Bond Fund and LifeSpan Income Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Bond Fund in such computation shall be applied to the valuation of the assets of LifeSpan Income Fund to be transferred to Bond Fund.

           LifeSpan Income Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to LifeSpan Income Fund's shareholders all of LifeSpan Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

     4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on June 12, 1998 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is hereinafter referred to as the "Valuation Date."

     In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the

Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

     5. In conjunction with the Closing, LifeSpan Income Fund shall distribute on a pro rata basis to the shareholders of LifeSpan Income Fund on the Valuation Date the Class A, Class B and Class C shares of Bond Fund received by LifeSpan Income Fund on the Closing Date in exchange for the assets of LifeSpan Income Fund in complete liquidation of LifeSpan Income Fund; for the purpose of the distribution by LifeSpan Income Fund of Class A, Class B and Class C shares of Bond Fund to its shareholders, Bond Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B and Class C shares of Bond Fund on the books of Bond Fund to each Class A, Class B and Class C shareholder, respectively of LifeSpan Income Fund in accordance with a list (the "Shareholder List") of its shareholders received from LifeSpan Income Fund; and
(b) confirm an appropriate number of Class A, Class B and Class C shares of Bond Fund to each shareholder of LifeSpan Income Fund; certificates for Class A, Class B and Class C shares of Bond Fund will be issued upon written request of a former shareholder of LifeSpan Income Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Bond Fund.

           The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of LifeSpan Income Fund, indicating his or her share balance. LifeSpan Income Fund agrees to supply the Shareholder List to Bond Fund not later than the Closing Date. Shareholders of LifeSpan Income Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Bond Fund which they received.

     6. Within one year after the Closing Date, LifeSpan Income Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Bond Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of LifeSpan Income Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of LifeSpan Income Fund outstanding on the Valuation Date.

     7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Bond Fund will be in compliance with all of its investment policies and restrictions. Promptly after the
Closing,
LifeSpan Income Fund shall deliver to Bond Fund two copies of a list setting forth the securities then owned by LifeSpan Income Fund. Promptly after the Closing, LifeSpan Income Fund shall provide Bond Fund a list setting forth the respective federal income tax bases thereof.

     8. Portfolio securities or written evidence acceptable to Bond Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by LifeSpan Income Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by LifeSpan Income Fund on the Closing Date to Bond Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Bond Fund for the account of Bond Fund. Shares of Bond Fund representing the number of shares of Bond Fund being delivered against the assets of LifeSpan Income Fund, registered in the name of LifeSpan Income Fund, shall be transferred to LifeSpan Income Fund on the Closing Date. Such shares shall thereupon be assigned by LifeSpan Income Fund to its shareholders so that the shares of Bond Fund may be distributed as provided in Section 5.

           If, at the Closing Date, LifeSpan Income Fund is unable in the ordinary course of business to make delivery under this Section 8 to Bond Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by LifeSpan Income Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or LifeSpan Income Fund's custodian, then the delivery requirements of this
Section 8 with respect to said undelivered securities or cash will be waived and LifeSpan Income Fund will deliver to Bond Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Bond Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Bond Fund.

     9. Bond Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of LifeSpan Income Fund, but LifeSpan Income Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by LifeSpan Income Fund. LifeSpan Income Fund and Bond Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of Bond Fund and LifeSpan Income Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by LifeSpan Income Fund and Bond Fund, respectively, in the amounts so incurred by each.

     10. The obligations of Bond Fund hereunder shall be subject to the following conditions:

           A. The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the shareholders of LifeSpan Income Fund shall have approved the Agreement and the transactions contemplated thereby, and LifeSpan Income Fund shall have furnished to Bond Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Company; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of LifeSpan Income Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

           B. Bond Fund shall have received an opinion dated the Closing Date of counsel to LifeSpan Income Fund, to the effect that (i) LifeSpan Income Fund is a series of the Company which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Maryland counsel may be relied upon for this opinion); and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on LifeSpan Income Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by LifeSpan Income Fund.

           C. The representations and warranties of LifeSpan Income Fund contained herein shall be true and correct at and as of the Closing Date, and Bond Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of the Company, dated the Closing Date, to that effect.

           D. On the Closing Date, LifeSpan Income Fund shall have furnished to Bond Fund a certificate of the Treasurer or Assistant Treasurer of the Company as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to LifeSpan Income Fund as of the Closing Date.

           E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of LifeSpan Income Fund at the close of business on the Valuation
Date.

           F. A Registration Statement on Form N-14 filed by the Company under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than July 15, 1998.

           G. On the Closing Date, Bond Fund shall have received a letter from Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Bond Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of LifeSpan Income Fund arising out of litigation brought against LifeSpan Income Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of LifeSpan Income Fund delivered to Bond Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

           H. Bond Fund shall have received an opinion, dated the Closing Date, of KPMG Peat Marwick LLP, to the same effect as the opinion contemplated by
Section 11.E of the Agreement.

           I. Bond Fund shall have received at the closing all of the assets of LifeSpan Income Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

     11. The obligations of LifeSpan Income Fund hereunder shall be subject to the following conditions:

           A. The Board of Directors of the Company shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Bond Fund shall have furnished to LifeSpan Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Trust.

           B. LifeSpan Income Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of LifeSpan Income Fund, and LifeSpan Income Fund shall have furnished Bond Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Company.

           C. LifeSpan Income Fund shall have received an opinion dated the Closing Date of counsel to Bond Fund, to the effect that (i) Bond Fund is a series of the Trust which is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon for this opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Bond Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Bond Fund, and (iii) the shares of Bond Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in Bond Fund's Registration Statement.

           D. The representations and warranties of Bond Fund contained herein shall be true and correct at and as of the Closing Date, and LifeSpan Income Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of the Trust to that effect dated the Closing Date.

           E. LifeSpan Income Fund shall have received an opinion of KPMG Peat Marwick LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Plan of Reorganization and in accordance with (i) LifeSpan Income Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of LifeSpan Income Fund's outstanding shares, and, to LifeSpan Income Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Bond Fund shares received in the transaction that would reduce LifeSpan Income Fund shareholders' ownership of Bond Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date, and (ii) the representation by each of LifeSpan Income Fund and Bond Fund that, as of the Closing Date, LifeSpan Income Fund and Bond Fund will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

                 1.  The    transactions    contemplated   by   the
Agreement
will qualify as a tax-free "reorganization" within the meaning of

Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

                 2. LifeSpan Income Fund and Bond Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

                 3. No gain or loss will be recognized by the shareholders of LifeSpan Income Fund upon the distribution of shares of beneficial interest in Bond Fund to the shareholders of LifeSpan Income Fund pursuant to Section 354 of the Code.

                 4. Under Section 361(a) of the Code no gain or loss will be recognized by LifeSpan Income Fund by reason of the transfer of substantially all its assets in exchange for shares of Bond Fund.

                 5. Under Section 1032 of the Code no gain or loss will be recognized by Bond Fund by reason of the transfer of substantially all LifeSpan Income Fund's assets in exchange for Class A, Class B and Class C shares of Bond Fund and Bond Fund's assumption of certain liabilities of LifeSpan Income Fund.

                 6. The shareholders of LifeSpan Income Fund will have the same tax basis and holding period for the Class A, Class B or Class C shares of beneficial interest in Bond Fund that they receive as they had for LifeSpan Income Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

                 7. The securities transferred by LifeSpan Income Fund to Bond Fund will have the same tax basis and holding period in the hands of Bond Fund as they had for LifeSpan Income Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

           F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of LifeSpan Income Fund at the close of business on the Valuation
Date.

           G. A Registration Statement on Form N-14 filed by the Company under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than July 15, 1998.

           H. On the Closing Date, LifeSpan Income Fund shall have received a letter from Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to LifeSpan Income Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of

Bond Fund arising out of litigation brought against Bond Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Bond Fund delivered to LifeSpan Income Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

           I. LifeSpan Income Fund shall acknowledge receipt of the shares of Bond Fund.

     12. The Company on behalf of LifeSpan Income Fund hereby represents and warrants that:

           A. The financial statements of LifeSpan Income Fund as at October 31, 1997(audited) heretofore furnished to Bond Fund, present fairly the financial position, results of operations, and changes in net assets of LifeSpan Income Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1997 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of LifeSpan Income Fund, it being agreed that a decrease in the size of LifeSpan Income Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

           B. Contingent upon approval of the Agreement and the transactions contemplated thereby by LifeSpan Income Fund's shareholders, LifeSpan Income Fund has authority to transfer all of the assets of LifeSpan Income Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

           C. The Prospectus, as amended and supplemented, contained in LifeSpan Income Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

           D.    There is no material contingent liability of

LifeSpan Income Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of LifeSpan Income Fund, threatened against LifeSpan Income Fund, not reflected in such Prospectus;

           E. Except for this Agreement, there are no material contracts outstanding to which LifeSpan Income Fund is a party other than those ordinary in the conduct of its business;

           F. LifeSpan Income Fund is a series of the Company which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and the Company is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

           G. All Federal and other tax returns and reports of LifeSpan Income Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of LifeSpan Income Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of LifeSpan Income Fund ended October 31, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

           H. LifeSpan Income Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, LifeSpan Income Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and LifeSpan Income Fund intends to meet such requirements with respect to its current taxable year.

     13. The Trust on behalf of Bond Fund hereby represents and warrants that:

           A. The financial statements of Bond Fund as at December 31, 1997 (audited) heretofore furnished to LifeSpan Income Fund, present fairly the financial position, results of operations, and changes in net assets of Bond Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 1997 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Bond Fund, it being understood that a decrease in the size of Bond Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

           B. The Prospectus contained in the Trust's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post- Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

           C. Except for this Agreement, there is no material contingent liability of Bond Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Bond Fund, threatened against Bond Fund, not reflected in such Prospectus;

           D. Except for this Agreement, there are no material contracts outstanding to which Bond Fund is a party other than those ordinary in the conduct of its business;

           E. Bond Fund is a series of the Trust which is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Bond Fund which it issues to LifeSpan Income Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Bond Fund's Registration Statement; and will conform to the description thereof contained in Bond Fund's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and Bond Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

           F. All Federal and other tax returns and reports of Bond Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Bond Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Bond Fund ended December 31, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

           G. Bond Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Bond Fund intends to meet such requirements with respect to its current taxable year;

           H. Bond Fund has no plan or intention (i) to dispose of any of the assets transferred by LifeSpan Income Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

           I.    After    consummation    of    the    transactions
contemplated
by the Agreement, Bond Fund intends to operate its business in a substantially unchanged manner.

     14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Bond Fund hereby represents to and covenants with LifeSpan Income Fund that, if the reorganization becomes effective, Bond Fund will treat each shareholder of LifeSpan Income Fund who received any of Bond Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Bond Fund received by such shareholder for the purpose of making additional investments in shares of Bond Fund, regardless of the value of the shares of Bond Fund received.

     15. Bond Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. LifeSpan Income Fund covenants and agrees, as soon as practicable and, upon closing, to cause the cancellation of its outstanding shares.

     16. The obligations of the parties, their respective trustees, directors, officers, agents or others acting on their behalf under the Agreement shall be subject to obtaining an exemptive order from the Securities and Exchange Commission under Section 17(a) of the Act and to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating the Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

     17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

     18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

     19. LifeSpan Income Fund understands that the obligations of Bond Fund under the Agreement are not binding upon any Trustee or shareholder of Bond Fund personally, but bind only Bond Fund and Bond Fund's property. LifeSpan Income Fund represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and trustee liability for acts or obligations of Bond Fund.

     IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                     OPPENHEIMER INTEGRITY FUNDS
                     on behalf of
                     OPPENHEIMER BOND FUND


                      By:_________________________________
                        Andrew J. Donohue, Vice President

                     OPPENHEIMER SERIES FUND, INC.
                     on behalf of
                     OPPENHEIMER LIFESPAN INCOME FUND




                      By:_________________________________
                          Andrew J. Donohue, Secretary

                             Exhibit B



                   Average Annual Total Returns
                  for the Periods Ended 12/31/97


                                     1-year  3-year 5-year  10-year


Bond Fund Class A Shares(1)          4.90%   8.75%  6.40%    -

LifeSpan Income Fund Class A Shares(15.36%     -       -     -

Bond Fund Class B Shares(2)          4.41%   8.87%    -      -

LifeSpan Income Fund Class B Shares(25.98%     -      -      -

Bond Fund Class C Shares(3)          8.39%     -      -      -

LifeSpan Income Fund Class C Shares(3)    10.  -      -      -



Total Returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. An explanation of the different performance calculations is in each Fund's Prospectus.

(1) Class A returns include the current maximum initial sales charge of 5.75% for LifeSpan Income Fund and the current maximum initial sales charge of 4.75% for Bond Fund.

(2) Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (3-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

(3) Class C returns reflect the 1% contingent deferred sales charge for the 1-year result. Class C shares are subject to an annual
0.75% asset-based sales charge.

                       OPPENHEIMER BOND FUND
         6803 South Tucson Way, Englewood, Colorado 80112
                          1-800-525-7048

                              PART B

                STATEMENT OF ADDITIONAL INFORMATION

                           April 6, 1998


     This Statement of Additional Information of Oppenheimer Bond Fund consists of this cover page and the following documents:

1. Statement of Additional Information of Oppenheimer Bond Fund dated April 30, 1997*

2.   Prospectus   of   Oppenheimer   LifeSpan   Income  Fund  dated
February
19, 1998*

3.  Statement of Additional Information of Oppenheimer LifeSpan
Income Fund dated February 19, 1998*

4.  Oppenheimer  Bond  Fund's  Annual  Report  as of  December  31,
1997*

5.   Oppenheimer   LifeSpan  Income  Fund's  Annual  Report  as  of
October
31, 1997*

6.   Pro   Forma   Financial   Statements,   including   Pro  Forma
Statement
of   Investments   of   Oppenheimer   LifeSpan   Income  Fund  into
Oppenheimer
Bond Fund*

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Proxy Statement and Prospectus of Oppenheimer Bond Fund dated April 6, 1998, which may be obtained by written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217, or by calling OppenheimerFunds Services at the toll-free number shown above.


------------------
*  Filed with Registrant's Registration Statement on Form N-14
(Reg.  No.   333-47115)   2/27/98,   and  incorporated   herein  by
reference.


MERGE\305.#2

LifeSpan Income Fund

Proxy for Special Shareholders Meeting To Be Held June 9, 1998

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

           Please detach at perforation before mailing.
------------------------------------------------------------------------------
LifeSpan Income Fund

Proxy For Special Shareholders Meeting to be held June 9, 1998

The undersigned shareholder of LifeSpan Income Fund, a series of Oppenheimer Series Fund, Inc. (the "Fund"), does hereby appoint Robert J. Bishop, George C. Bowen, Andrew J. Donohue and Scott T. Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of the Shareholders of the Fund to be held on June 9, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

                                                                          (Over)
                                                                             305

LifeSpan Income Fund

Proxy for Special Shareholders Meeting To Be Held June 9, 1998

Your shareholder vote is important!

Your prompt response can save your Fund money. Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

           Please detach at perforation before mailing.
-----------------------------------------------------------------------------
1. The Proposal: To approve an Agreement and Plan of Reorganization between Oppenheimer Series Fund, Inc. on behalf of the Fund and Oppenheimer Integrity Funds on behalf of Oppenheimer Bond Fund ("Bond Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of the Fund in exchange for shares of Bond Fund, (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund, and
(c) the cancellation of the outstanding shares of the Fund.

      o    FOR       o    AGAINST         o    ABSTAIN

NOTE:  PLEASE SIGN  EXACTLY AS YOUR  NAME(S)  APPEAR ON THIS PROXY.
When
signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                               Dated:    _________________________,
1998
                                          (Month)        (Day)


                               ----------------------------------------
                               Signature(s)


                               ----------------------------------------
                               Signature(s)

                               Please   read  both  sides  of  this
ballot

                                                                          (Over)
                                                                             305

merge\305.bal

Bridget A. Macaskill

President and Chief Executive Officer




                                          April 8, 1998


Dear Oppenheimer LifeSpan Income Fund Shareholder,

      One of the things we pride ourselves on at OppenheimerFunds, Inc. is our commitment to searching for new investment opportunities for our shareholders.
I am writing to you today to let you
know about one of these opportunities - a positive change that has been proposed for Oppenheimer LifeSpan Income Fund.

      After careful consideration, the Board of Directors agreed that it would be in the best interest of shareholders of Oppenheimer LifeSpan Income Fund to reorganize into another Oppenheimer fund, Oppenheimer Bond Fund. A shareholder meeting has been scheduled for June 9th, and all Oppenheimer LifeSpan Income Fund shareholders of record on March 17th are being asked to vote either in person or by proxy. You will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal, an Oppenheimer Bond Fund prospectus and a postage-paid return envelope enclosed for your use.

Why does the Board of Directors recommend this change?

      Oppenheimer LifeSpan Income Fund and Oppenheimer Bond Fund have compatible objectives, as discussed in the enclosed proxy statement. We believe that Oppenheimer Bond Fund's flexible management approach allows that fund to respond more effectively to changing market and economic conditions, and can offer shareholders even better investment opportunities over the long term.

      Another benefit for shareholders is the greater economy of scale resulting from consolidation into a much larger fund. By merging into Oppenheimer Bond Fund which now has over $190 million in assets - former shareholders of Oppenheimer LifeSpan Income Fund may benefit from a lower expense ratio as costs are spread among a larger number of shares.

How do you vote?

      No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund - and ultimately you as a shareholder - to remail the ballots if not enough responses are received to conduct the meeting.

                                                     (over, please)

      If you have any questions about the proposal, please feel free to contact your financial advisor, or call us at 1-800-525-7048.

      As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                               Sincerely,



                                               /s/ Bridget A. Macaskill
                                               ------------------------
                                               Bridget A. Macaskill

Enclosures